MULTI-CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 98.4%

Franklin Resources, Inc.

730

$

83,534

U.S. Bancorp†

2,620

83,159

FINANCIALS 16.4%

Legg Mason, Inc.

1,130

82,660

Ares Capital Corp.†

5,640

82,513

Bank of America Corp.

7,080

$

292,121

Reinsurance Group of

JPMorgan Chase & Co.

6,310

275,431

America, Inc.

1,570

82,394

Wells Fargo & Co.†

7,180

216,764

Gramercy Capital Corp.†

3,360

81,682

Bank of New York Mellon

Hallmark Financial Services,

Corp.

3,190

155,544

Inc.*†

5,110

81,045

American Express Co.

2,890

150,338

PMI Group, Inc.

6,070

80,610

ProLogis†

2,030

128,661

Banco Latinoamericano de

Travelers Cos, Inc.

2,380

128,044

Exportaciones SA

4,940

80,571

Citigroup, Inc.

3,980

117,171

iStar Financial, Inc.†

3,080

80,234

Loews Corp.

2,280

114,775

Capital Southwest Corp.

670

79,328

Assurant, Inc.

1,650

110,385

BRT Realty Trust†

5,130

78,489

Annaly Mortgage

East-West Bancorp, Inc.†

3,232

78,311

Management, Inc.

5,990

108,898

Prospect Capital Corp.†

5,940

77,517

SunTrust Banks, Inc.†

1,710

106,858

Capital Trust, Inc. — Class

Aspen Insurance Holdings

A†

2,510

76,932

Ltd.†

3,600

103,824

Hersha Hospitality Trust†

8,030

76,285

Lincoln National Corp.

1,750

101,885

Arbor Realty Trust, Inc.

4,670

75,234

Regions Financial Corp.

4,250

100,512

First Citizens BancShares,

Max Capital Group Ltd.†

3,580

100,204

Inc. — Class A

513

74,821

National Retail Properties,

WSFS Financial Corp.

1,490

74,798

Inc.†

4,100

95,858

Mission West Properties

7,350

69,899

Allied World Assurance

First Merchants Corp.

3,110

67,922

Company Holdings Ltd

1,890

94,821

DiamondRock Hospitality

Commerce Bancshares, Inc.

2,096

94,027

Co.†

4,430

66,361

American International

Patriot Capital Funding, Inc.†

6,510

65,686

Group, Inc.

1,580

92,114

ACE Ltd.

1,051

64,931

Torchmark Corp.†

1,520

92,006

AmeriCredit Corp.*†

5,010

64,078

Navigators Group, Inc.*

1,410

91,650

FirstFed Financial Corp.*†

1,720

61,610

Hanover Insurance Group,

HRPT Properties Trust

7,950

61,454

Inc.

1,990

91,142

Colonial Properties Trust†

2,500

56,575

Prosperity Bancshares, Inc.

3,100

91,109

Marshall & Ilsley Corp.†

1,580

41,838

Zions Bancorporation†

1,950

91,045

Anthracite Capital, Inc.†

5,730

41,485

Hercules Technology Growth

Senior Housing Properties

Capital, Inc.

7,300

90,666

Trust

1,800

40,824

HCC Insurance Holdings, Inc.

3,150

90,342

NorthStar Realty Finance

Transatlantic Holdings, Inc.

1,220

88,657

Corp.†

4,370

38,980

PNC Financial Services

Capital One Financial Corp.†

760

35,918

Group, Inc.†

1,350

88,627

Goldman Sachs Group, Inc.

160

34,408

Whitney Holding Corp.

3,350

87,602

First Community Bancorp

830

34,229

Validus Holdings Ltd.*

3,370

87,553

Morgan Stanley

587

31,176

Philadelphia Consolidated

Advanta Corp.

3,560

28,729

Holding Corp.*

2,180

85,783

Discover Financial Services

1,728

26,058

Bear Stearns Cos., Inc.†

970

85,603

Wachovia Corp.†

630

23,959

Amerisafe, Inc.*

5,480

84,995

Asta Funding, Inc.†

750

19,830

Alleghany Corp.*†

210

84,420

E*Trade Financial Corp.*†

5,460

19,383

Community Bancorp*†

4,820

83,723

Triad Guaranty, Inc.*

1,500

14,700

Renasant Corp.†

640

13,805

1

MULTI-CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Alabama National

Immersion Corp.*†

6,660

$

86,247

Bancorporation

170

$

13,228

Metavante Technologies,

SLM Corp.†

550

11,077

Inc.*†

3,690

86,051

First Charter Corp.†

360

10,750

JDA Software Group, Inc.*

4,200

85,932

M&T Bank Corp.

110

8,973

Excel Technology, Inc.*

3,170

85,907

National Health Investors,

eBay, Inc.*

2,580

85,630

Inc.

230

6,417

Zoran Corp.*†

3,790

85,313

Hartford Financial Services

Keynote Systems, Inc.*

6,050

85,003

Group, Inc.

70

6,103

Total System Services, Inc.

3,020

84,560

First Indiana Corp.

120

3,840

ADC Telecommunications,

Total Financials

________

6,697,501

Inc.*†

5,270

81,949

Cadence Design Systems,

INFORMATION TECHNOLOGY 16.2%

Inc.*†

4,790

81,478

Microsoft Corp.

12,360

440,016

FEI Co.*

3,270

81,194

Cisco Systems, Inc.*

10,050

272,053

AVX Corp.†

6,040

81,057

Hewlett-Packard Co.

5,140

259,467

Digi International, Inc.*

5,680

80,599

International Business

Entegris, Inc.*

9,280

80,086

Machines Corp.

2,370

256,197

Brocade Communications

Google, Inc. — Class A*

295

203,987

Systems, Inc.*†

10,870

79,786

Oracle Corp.*

8,730

197,123

Photronics, Inc.*†

6,380

79,559

Texas Instruments, Inc.

4,350

145,290

Compuware Corp.*

8,780

77,966

Apple, Inc.*

730

144,598

Amkor Technology, Inc.*†

9,000

76,770

Arris Group, Inc.*†

13,680

136,528

Mattson Technology, Inc.*

8,960

76,698

Xerox Corp.

7,980

129,196

Convergys Corp.*

4,500

74,070

EMC Corp*†

6,940

128,598

Mettler Toledo International,

Intel Corp.

4,730

126,102

Inc.*

590

67,142

Accenture Ltd. — Class A

3,150

113,494

Vignette Corp.*

4,570

66,768

Electronic Data Systems

CPI International, Inc.*

3,440

58,824

Corp.

5,450

112,978

PC Connection, Inc.*

4,920

55,842

Applied Materials, Inc.

6,280

111,533

Plantronics, Inc.

1,490

38,740

Sybase, Inc.*†

4,060

105,925

RealNetworks, Inc.*

4,820

29,354

Western Digital Corp.*

3,500

105,735

Ciber, Inc.*

4,180

25,540

Computer Sciences Corp.*

2,130

105,371

Avocent Corp.*†

1,050

24,476

Avnet, Inc.*

2,810

98,266

Tellabs, Inc.*†

3,720

24,329

Arrow Electronics, Inc.*

2,490

97,807

Silicon Storage Technology,

Progress Software Corp.*

2,890

97,335

Inc.*

6,760

20,212

Novellus Systems, Inc.*†

3,530

97,322

Alliance Data Systems

Standard Microsystems

Corp.*†

260

19,497

Corp.*

2,450

95,722

Fair Isaac Corp.

550

17,683

Advent Software, Inc.*†

1,760

95,216

Fiserv, Inc.*†

270

14,982

CommScope, Inc.*

1,930

94,975

Affiliated Computer Services,

Methode Electronics, Inc. —

Inc. — Class A*

310

13,981

Class A

5,620

92,393

Hewitt Associates, Inc. —

Synopsys, Inc.*†

3,550

92,052

Class A*

310

11,870

Brooks Automation, Inc.*

6,850

90,489

Qualcomm, Inc.

280

11,018

Lam Research Corp.*

2,090

90,351

Agilysys, Inc.

300

4,536

MoneyGram International,

Acxiom Corp.

210

2,463

Inc.†

5,760

88,531

Total Information Technology

________

6,629,995

Intersil Corp. — Class A

3,600

88,128

Vishay Intertechnology, Inc.*

7,640

87,172

INDUSTRIALS 13.4%

Rimage Corp.*

3,350

86,933

General Electric Co.

11,490

425,934

2

MULTI-CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Honeywell International, Inc.

2,450

$

150,846

Continental Airlines, Inc. —

CSX Corp.

3,330

146,453

Class B*†

3,690

$

82,103

Caterpillar, Inc.

1,960

142,218

Steelcase, Inc. — Class A

5,130

81,413

Eaton Corp.

1,370

132,821

CDI Corp.†

3,280

79,573

Lockheed Martin Corp.

1,220

128,417

Teleflex, Inc.

1,220

76,872

L-3 Communications

Hurco Cos., Inc.*

1,560

68,094

Holdings, Inc.

1,160

122,890

Perini Corp.*†

1,630

67,515

Union Pacific Corp.

970

121,851

On Assignment, Inc.*

9,280

65,053

Parker Hannifin Corp.†

1,610

121,249

Tyco International Ltd.†

1,060

42,029

Northrop Grumman Corp.

1,470

115,601

Boeing Co.

390

34,109

Illinois Tool Works, Inc.†

2,120

113,505

Burlington Northern Santa Fe

Dover Corp.

2,460

113,381

Corp.

350

29,131

Cooper Industries Ltd. —

UAL Corp.*†

730

26,032

Class A†

2,140

113,163

United Technologies Corp.

325

24,876

Danaher Corp.†

1,280

112,307

3M Co.

210

17,707

Raytheon Co.†

1,830

111,081

Allied Waste Industries, Inc.*

1,330

14,657

General Dynamics Corp.

1,220

108,568

Northwest Airlines Corp.*

695

10,084

Norfolk Southern Corp.

2,130

107,437

PHH Corp.*

520

9,173

Esterline Technologies Corp.*

1,910

98,843

Robert Half International, Inc.

195

5,273

SPX Corp.

960

98,736

United Rentals, Inc.*

280

5,141

URS Corp.*†

1,790

97,251

Midwest Air Group, Inc.*

240

3,552

GeoEye, Inc.*

2,860

96,239

Total Industrials

________

5,469,150

Shaw Group, Inc.*

1,550

93,682

Regal-Beloit Corp.†

2,070

93,047

CONSUMER DISCRETIONARY 12.7%

Belden, Inc.†

2,075

92,338

Walt Disney Co.

5,170

166,888

Goodman Global, Inc.*

3,760

92,270

Time Warner, Inc.

9,830

162,293

Columbus McKinnon Corp.

Comcast Corp. — Class A*

6,860

125,264

— Class A*†

2,800

91,336

Viacom, Inc. — Class B*

2,700

118,584

Lincoln Electric Holdings,

CBS Corp.

3,970

108,182

Inc.

1,280

91,110

Carnival Corp.

2,410

107,221

Manpower, Inc.

1,600

91,040

Genuine Parts Co.†

2,260

104,638

Rush Enterprises, Inc. - Class

BorgWarner, Inc.

2,060

99,725

A*

5,000

90,900

Sherwin-Williams Co.

1,710

99,248

Ampco-Pittsburgh Corp. PLC

2,380

90,749

Expedia, Inc.*†

3,100

98,022

Atlas Air Worldwide

DIRECTV Group, Inc.*

4,230

97,798

Holdings Co., Inc.*

1,640

88,921

AutoZone, Inc.*

810

97,127

Michael Baker Corp.*

2,160

88,776

Service Corporation

Republic Airways Holdings,

International

6,890

96,804

Inc.*

4,510

88,351

Scholastic Corp.*

2,700

94,203

G & K Services, Inc. — Class

Cooper Tire & Rubber Co.

5,670

94,009

A

2,340

87,797

Snap-On, Inc.

1,910

92,138

Thomas & Betts Corp.*†

1,785

87,536

Mohawk Industries, Inc.*†

1,230

91,512

A.O. Smith Corp.

2,490

87,275

Stanley Works†

1,870

90,658

Copa Holdings SA†

2,300

86,411

Autoliv, Inc.

1,690

89,080

Hubbell, Inc. — Class B

1,670

86,172

Meredith Corp.

1,620

89,068

Gardner Denver, Inc.*

2,590

85,470

IAC/ InterActiveCorp*

3,280

88,298

COMSYS IT Partners, Inc.*

5,410

85,370

Starwood Hotels & Resorts

WESCO International, Inc.*

2,110

83,640

Worldwide, Inc.

2,000

88,060

Con-way, Inc.

2,000

83,080

Unifirst Corp.

2,300

87,400

Spherion Corp.*

11,360

82,701

Thor Industries, Inc.†

2,290

87,043

CEC Entertainment, Inc.*

3,280

85,149

3

MULTI-CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Marathon Acquisition

Cablevision Systems Corp. —

Corp.*†

10,900

$

84,802

Class A*

730

$

17,885

Dollar Tree Stores, Inc.*

3,260

84,499

G-III Apparel Group Ltd.*

1,210

17,872

Men's Wearhouse, Inc.†

3,120

84,178

Harman International

News Corp. — Class A

4,060

83,189

Industries, Inc.

220

16,216

RadioShack Corp.†

4,910

82,783

Penn National Gaming, Inc.*

240

14,292

Barnes & Noble, Inc.

2,370

81,646

MGM Mirage, Inc.*

160

13,443

Big Lots, Inc.*†

5,090

81,389

Family Dollar Stores, Inc.†

680

13,076

Speedway Motorsports, Inc.†

2,610

81,119

Genesco, Inc.*

220

8,316

Stage Stores, Inc.†

5,460

80,808

Wynn Resorts Ltd.†

60

6,728

American Greetings Corp. —

DG FastChannel, Inc.*

220

5,641

Class A†

3,970

80,591

CKX, Inc.*

370

4,440

Jos. A. Bank Clothiers,

Home Depot, Inc.

150

4,041

Inc.*†

2,810

79,944

Riviera Holdings Corp.*

100

3,080

Weyco Group, Inc.

2,870

78,925

Cumulus Media, Inc. — Class

AnnTaylor Stores Corp.*

3,046

77,856

A*

280

2,251

Dillard's, Inc. — Class A†

4,140

77,749

Hearst-Argyle Television, Inc.

80

1,769

Helen of Troy Ltd.*

4,470

76,616

Total Consumer Discretionary

________

5,191,276

Perry Ellis International, Inc.*

4,840

74,439

Darden Restaurants, Inc.†

2,630

72,877

HEALTH CARE 10.6%

FTD Group, Inc.

5,640

72,643

Johnson & Johnson, Inc.

3,270

218,109

Stewart Enterprises, Inc. —

UnitedHealth Group, Inc.

3,200

186,240

Class A†

8,070

71,823

Wyeth

3,470

153,339

Movado Group, Inc.

2,820

71,318

WellPoint, Inc.*

1,720

150,896

Monarch Casino & Resort,

Amgen, Inc.*

3,080

143,035

Inc.*

2,930

70,554

Pfizer, Inc.

5,900

134,107

Hasbro, Inc.†

2,660

68,043

Baxter International, Inc.

2,250

130,612

Jarden Corp.*

2,759

65,140

Schering-Plough Corp.

4,900

130,536

Conn's, Inc.*†

3,670

62,794

Hologic, Inc.*†

1,850

126,984

Office Depot, Inc.*

4,090

56,892

Aetna, Inc.

2,100

121,233

Harrah's Entertainment, Inc.

620

55,025

Perrigo Co.†

3,320

116,233

Aftermarket Technology

Thermo Fisher Scientific,

Corp.*

2,000

54,520

Inc.*

1,980

114,206

Liberty Global, Inc. — Class

Coventry Health Care, Inc.*

1,920

113,760

A*

1,270

49,771

Amedisys, Inc.*†

2,100

101,892

Hooker Furniture Corp.

2,450

49,245

Henry Schein, Inc.*

1,620

99,468

West Marine, Inc.*†

5,140

46,157

Chemed Corp.

1,700

94,996

Dress Barn, Inc.*

3,520

44,035

Martek Biosciences Corp.*†

3,210

94,952

Systemax, Inc.†

2,110

42,875

Cephalon, Inc.*†

1,290

92,570

Standard Motor Products,

Analogic Corp.

1,350

91,422

Inc.†

5,140

41,942

Symmetry Medical, Inc.*

5,210

90,810

McDonald's Corp.

660

38,881

PerkinElmer, Inc.

3,490

90,810

Johnson Controls, Inc.

980

35,319

RehabCare Group, Inc.*

3,990

90,014

Black & Decker Corp.†

490

34,129

Merck & Co., Inc.

1,520

88,327

OfficeMax, Inc.†

1,550

32,023

Lincare Holdings, Inc.*†

2,500

87,900

Red Robin Gourmet Burgers,

Warner Chilcott Ltd.*

4,710

83,508

Inc.*

860

27,511

Biogen Idec, Inc.*†

1,460

83,103

Nike, Inc. — Class B

420

26,981

ICU Medical, Inc.*

2,280

82,103

Clear Channel

Cynosure, Inc.*†

3,060

80,968

Communications, Inc.

660

22,783

WellCare Health Plans, Inc.*

1,860

78,883

4

MULTI-CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Emergency Medical Services

Stone Energy Corp.*

2,060

$

96,635

Corp. — Class A*†

2,660

$

77,885

Tidewater, Inc.†

1,750

96,005

Conmed Corp.*†

3,280

75,801

Holly Corp.

1,850

94,146

Phase Forward, Inc.*

3,340

72,645

Dresser-Rand Group, Inc.*

2,370

92,549

Cantel Medical Corp.*

4,980

72,608

Patterson-UTI Energy, Inc.†

4,580

89,402

Albany Molecular Research,

SEACOR Holdings, Inc.*†

960

89,030

Inc.*

5,010

72,044

Bois d'Arc Energy, Inc.*

4,350

86,348

Mylan Laboratories, Inc.†

5,040

70,862

Bronco Drilling Co., Inc.*

5,720

84,942

King Pharmaceuticals, Inc.*†

5,980

61,235

Global Industries Ltd.*

3,870

82,895

Viropharma, Inc.*†

7,190

57,089

Golar LNG Ltd.†

3,690

81,623

Watson Pharmaceuticals,

Delek US Holdings, Inc.

3,570

72,221

Inc.*

2,030

55,094

Schlumberger Ltd.

730

71,810

Air Methods Corp.*

1,100

54,637

Frontier Oil Corp.†

1,630

66,145

DENTSPLY International,

Grant Prideco, Inc.*

1,190

66,057

Inc.

1,105

49,747

Alon USA Energy, Inc.

2,330

63,329

Vital Signs, Inc.

960

49,075

USEC, Inc.*†

5,530

49,770

Cubist Pharmaceuticals,

Whiting Petroleum Corp.*

730

42,092

Inc.*†

2,190

44,917

Pride International, Inc.*†

580

19,662

Abbott Laboratories

640

35,936

Lufkin Industries, Inc.

190

10,885

Emergent Biosolutions, Inc.*

6,830

34,560

Total Energy

________

4,129,299

Genentech, Inc.*†

400

26,828

Enzon Pharmaceuticals,

CONSUMER STAPLES 6.9%

Inc.*†

2,650

25,255

Procter & Gamble Co.

3,090

226,868

Ventana Medical Systems,

CVS Corp.

4,020

159,795

Inc.*

260

22,680

Altria Group, Inc.

1,750

132,265

Eli Lilly & Co.

390

20,822

Loews Corp. - Carolina

Millennium Pharmaceuticals,

Group

1,290

110,037

Inc.*†

1,370

20,523

Coca-Cola Co.

1,790

109,852

Medtronic, Inc.

350

17,595

Kroger Co.

4,090

109,244

AMERIGROUP Corp.*

410

14,945

Energizer Holdings, Inc.*

880

98,674

Zimmer Holdings, Inc.*

200

13,230

PepsiCo, Inc.

1,300

98,670

Sierra Health Services, Inc.*

180

7,553

Pepsi Bottling Group, Inc.

2,470

97,466

Salix Pharmaceuticals Ltd.*†

940

7,407

Universal Corp.†

1,890

96,806

Total Health Care

________

4,331,989

Pilgrim's Pride Corp.

3,340

96,693

Kellogg Co.

1,840

96,471

ENERGY 10.1%

J.M. Smucker Co.

1,840

94,650

Exxon Mobil Corp.

8,380

785,122

Fresh Del Monte Produce,

Chevron Corp.

3,550

331,321

Inc.*

2,810

94,360

ConocoPhillips

3,150

278,145

Reynolds American, Inc.†

1,430

94,323

Occidental Petroleum Corp.

2,170

167,068

NBTY, Inc.*

3,320

90,968

National-Oilwell Varco, Inc.*

2,260

166,020

Church & Dwight Co., Inc.†

1,670

90,297

Transocean, Inc. *†

1,004

143,723

Cal-Maine Foods, Inc.†

3,280

87,018

Marathon Oil Corp.

2,330

141,804

Winn-Dixie Stores, Inc.*†

5,140

86,712

Valero Energy Corp.

1,960

137,259

Corn Products International,

ENSCO International, Inc.†

1,940

115,663

Inc.

2,350

86,363

Tesoro Corp.

2,210

105,417

Herbalife Ltd.

2,130

85,796

Oil States International,

PepsiAmericas, Inc.

2,540

84,633

Inc.*†

3,030

103,384

Nash Finch Co.†

2,310

81,497

Mariner Energy, Inc.*†

4,440

101,587

TreeHouse Foods, Inc.*

3,510

80,695

Helmerich & Payne, Inc.

2,490

99,774

Village Super Market

1,490

75,826

Rowan Cos., Inc.†

2,470

97,466

Wal-Mart Stores, Inc.

1,510

71,770

Del Monte Foods Co.

7,250

68,585

5

MULTI-CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Prestige Brands Holdings, Inc.

Portland General Electric Co.

3,300

$

91,674

— Class A*†

6,130

$

45,852

Southern Union Co.

3,111

91,324

Central Garden and Pet Co. -

AGL Resources, Inc.

2,400

90,336

Class A*†

8,020

42,987

Laclede Group, Inc.

2,630

90,051

Sanderson Farms, Inc.†

960

32,429

Public Service Enterprise

Reddy Ice Holdings, Inc.

210

5,315

Group, Inc.

880

86,451

Total Consumer Staples

________

2,832,917

Atmos Energy Corp.†

1,910

53,557

Energy East Corp.

520

14,149

MATERIALS 4.4%

Total Utilities

________

1,792,482

CF Industries Holdings, Inc.†

1,420

156,285

United States Steel Corp.†

1,110

134,210

TELECOMMUNICATION SERVICES 3.3%

Freeport-McMoRan Copper

AT&T, Inc.

10,160

422,250

& Gold, Inc. — Class B

1,280

131,123

Telephone & Data Systems,

Dow Chemical Co.

3,220

126,933

Inc.

1,600

100,160

LSB Industries, Inc.*

3,860

108,929

Verizon Communications,

Schnitzer Steel Industries, Inc.

Inc.

2,240

97,866

— Class A†

1,430

98,856

CenturyTel, Inc.

2,320

96,187

Pactiv Corp.*

3,570

95,069

Premiere Global Services,

Reliance Steel & Aluminum

Inc.*

6,410

95,188

Co.

1,730

93,766

NTELOS Holdings Corp.

3,200

95,008

Carpenter Technology Corp.

1,230

92,459

Shenandoah

Sonoco Products Co.

2,790

91,177

Telecommunications Co.

3,500

83,930

Cytec Industries, Inc.

1,440

88,675

U.S. Cellular Corp.*†

976

82,082

Albemarle Corp.†

2,120

87,450

Atlantic Tele-Network, Inc.

2,420

81,748

Cabot Corp.

2,600

86,684

Syniverse Holdings, Inc.*

4,080

63,566

Rock-Tenn Co. — Class A

3,340

84,870

USA Mobility, Inc.

3,570

51,051

Lubrizol Corp.

1,540

83,406

Sprint Nextel Corp.†

3,880

50,944

Universal Stainless & Alloy*

2,180

77,543

American Tower Corp. —

Buckeye Technologies, Inc.*

5,180

64,750

Class A*

770

32,802

Brush Engineered Materials,

Rural Cellular Corp. — Class

Inc.*

1,340

49,607

A*

120

5,291

Mercer International, Inc.*

3,580

28,031

North Pittsburgh Systems,

Airgas, Inc.

430

22,407

Inc.

150

3,403

Huntsman Corp.

300

7,710

Total Telecommunication Services

________

1,361,476

Myers Industries, Inc.

270

3,907

International Paper Co.†

120

3,886

Total Common Stocks

Total Materials

________

1,817,733

(Cost $38,529,616)

________

40,253,818

UTILITIES 4.4%

Face

Edison International

2,530

135,026

Amount

FPL Group, Inc.

1,720

116,582

SECURITIES LENDING COLLATERAL 17.0%

Mirant Corp.*†

2,960

115,381

Investment in Securities Lending Short

Duke Energy Corp.

5,670

114,364

Term

FirstEnergy Corp.

1,530

110,680

Investment Portfolio Held by

Reliant Energy, Inc.*

4,200

110,208

U.S. Bank

$

6,953,277

________

6,953,277

DTE Energy Co.

2,260

99,350

Cleco Corp.

3,550

98,690

NSTAR†

2,610

94,534

Total Securities Lending Collateral

Energen Corp.

1,460

93,776

(Cost $6,953,277)

________

6,953,277

Alliant Energy Corp.

2,300

93,587

TECO Energy, Inc.

5,390

92,762

6

MULTI-CAP CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Value

Total Investments 115.4%

(Cost $45,482,893)

$

_________

47,207,095

Liabilities in Excess of Other

Assets – (15.4)%

$

(6,284,229)

_________

Net Assets – 100.0%

$

40,922,866

Unrealized

Contracts

Loss

Futures Contracts Purchased

March 2008 S&P 500 Index

Mini Futures Contracts

(Aggregate Market Value of

Contracts $368,625)

5 $

________

(3,469)

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at December 31,

2007.

7